Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.366.1492 –Commonwealth Select Life Plus/VUL Survivorship * 800.533.7881 –Commonwealth Annuity VUL 2001

Commonwealth Annuity and Life Insurance Company a Goldman Sachs Company

ANNUAL REPORT — 12/31/2011

FOR CONTRACT HOLDERS OF:	COMMONWEALTH ANNUITY SELECT LIFE PLUS, COMMONWEALTH ANNUITY VUL 2001, VUL SURVIVORSHIP

March 16, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	SEPARATE ACCOUNT IMO 1940 Act Registration Number: 811-09529 1933 Act Registration Numbers: 333-84879, 333-90995 CIK: 0001091476 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate  Account IMO, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	February 24, 2012
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 27, 2012
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	February 27, 2012
DWS Investments VIT Funds (Class A)	1006373	February 24, 2012
DWS Variable Series II (Class A)	810573	February 24, 2012
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 23, 2012
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	February 23, 2012

Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	February 23, 2012
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 1, 2012
MFS® Variable Insurance TrustSM (Service Class)	918571	March 5, 2012
Oppenheimer Variable Account Funds (Service Shares)	752737	February 24, 2012
Pioneer Variable Contracts Trust (Class II)	930709	February 29, 2012
T. Rowe Price International Series, Inc.	918292	February 14, 2012

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel and Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772